SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2002
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                               OMNICOM GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

        1-10551                                          13-1514814
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(Commission File Number)                    (IRS Employer Identification Number)

                  437 Madison Avenue, New York, New York 10022
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 415-3600
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              (Registrant's Telephone Number, Including Area Code)
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Item 4. Changes in Registrant's Certifying Accountants.

      The Board of Directors of Omnicom Group Inc., upon the recommendation of its Audit Committee, has determined not to rehire Arthur Andersen LLP as independent accountants for the Omnicom Group Retirement Savings Plan (the "Plan") and has authorized the Plan to engage BDO Seidman, LLP to serve as the Plan's independent accountants for 2002 and to conduct the audit of the Plan's financial statements for the year ended December 31,2001. The change in auditors was effective June 14, 2002.

      Arthur Andersen's reports on the Plan's consolidated financial statements for each of the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2000 and 1999 and through June 14, 2002, there were no disagreements between Omnicom and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused the firm to make reference to the subject matter thereof in connection with their report on the Plan's consolidated financial statements and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

      Omnicom has provided the foregoing disclosures to Arthur Andersen and, as requested by Omnicom, Arthur Andersen furnished the Company with a letter, dated the date of this Report, stating its agreement with the foregoing disclosures. A copy of the letter is filed as Exhibit 16 to this Report.

      During the years ended December 31, 2000 and 1999 and through June 14, 2002, Omnicom did not consult with BDO Seidman, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      The foregoing applies only to the Plan referenced above and not to Omnicom itself. For information pertaining to the change of Omnicom's independent accountants, see Omnicom's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2002.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits accompany this report:

            16    Letter from Arthur Andersen LLP
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OMNICOM GROUP INC.

Date: June 21, 2002                       By:  /s/ Philip J. Angelastro
                                             ---------------------------------
                                             Philip J. Angelastro
                                             Senior Vice President,
                                             Finance and Controller
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                                  EXHIBIT INDEX

Exhibit Number        Item
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      16              Letter from Arthur Andersen LLP